UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2016

BioSig Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-55473	26-4333375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8441 Wayzata Blvd., Suite 240 Minneapolis, Minnesota	55426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 999-7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03          Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 5.03 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2016, BioSig Technologies, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). As described below under Item 5.07, at the Special Meeting, the stockholders approved the Fifth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan by an additional 3,500,000 shares, to a total of 15,186,123 shares of common stock (the “Fifth Plan Amendment”). The board of directors of the Company (the “Board”) previously approved the Fifth Plan Amendment on September 7, 2016, subject to stockholder approval of the Fifth Plan Amendment at the Special Meeting.

For more information about the Fifth Plan Amendment, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 24, 2016 (the “Special Meeting Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Fifth Plan Amendment above and such portions of the Special Meeting Proxy are qualified in their entirety by reference to the full text of the Fifth Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03          Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2016 at the Special Meeting, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 shares (the “Certificate Amendment”). The Certificate Amendment had been previously approved by the Company’s Board on September 7, 2016, subject to stockholder approval. Immediately following the Special Meeting on November 18, 2016, the Company filed the Certificate Amendment with the Secretary of State of the State of Delaware.

For more information about the Certificate Amendment, see the Company’s Special Meeting Proxy, the relevant portions of which are incorporated herein by reference. The description of the Certificate Amendment above and such portions of the Special Meeting Proxy are qualified in their entirety by reference to the full text of the Certificate Amendment, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07          Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following two proposals were submitted to the Company’s stockholders:

(1)	Approval of the Fifth Plan Amendment to increase the number of shares of common stock available for issuance under the Plan by 3,500,000 shares, to a total of 15,186,123 shares of common stock.

(2)	Approval of the Certificate Amendment to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 shares.

For more information about the foregoing proposals, see the Special Meeting Proxy. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(1)	Approval of the Fifth Plan Amendment to increase the number of shares of common stock available for issuance under the Plan by 3,500,000 shares, to a total of 15,186,123 shares of common stock:

For	Against	Abstain	Broker Non-Votes
9,323,909	310,546	60,150	3,039,325

(2)	Approval of the Certificate Amendment to increase the number of authorized shares of common stock from 50,000,000 to 200,000,000 shares:

For	Against	Abstain
11,900,617	771,540	61,773

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
3.1	Certificate of Sixth Amendment to the Amended and Restated Certificate of Incorporation of InspireMD, Inc.
10.1	Fifth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioSig Technologies, Inc.

Date: November 25, 2016	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman